UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

THE ADVISORS’ INNER CIRCLE FUND III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1)	Title of each class of securities to which transaction applies:
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FIRST FOUNDATION FIXED INCOME FUND

FIRST FOUNDATION TOTAL RETURN FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of the First Foundation Fixed Income Fund and the First Foundation Total Return Fund (each a “Fund” and, collectively, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled to be held at 11:00 a.m. Eastern time on July 10, 2026. If you are a shareholder of record as of the close of business on May 8, 2026, you are entitled to vote at the Meeting and any adjournment of the Meeting.

First Foundation Advisors (“First Foundation”) currently serves as sub-adviser to the Funds. On October 27, 2025, FirstSun Capital Bancorp (“FirstSun”) and First Foundation Inc. (“First Foundation Inc.”), the parent company of First Foundation, announced a definitive all-stock merger pursuant to which First Foundation Inc. would merge with and into FirstSun, with FirstSun continuing as the surviving holding company (the “Transaction”). The Transaction closed on April 1, 2026. As a result of the Transaction, FirstSun indirectly acquired control of First Foundation through FirstSun’s acquisition of First Foundation Inc. This constituted a change of control under Section 2(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”).

At the Meeting, shareholders of each Fund will be asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Brookmont Capital Management, LLC, investment adviser to the Funds (the “Adviser”), and First Foundation (the “Proposal”), which will become the Funds’ new sub-advisory agreement if approved by shareholders. Shareholders of each Fund will vote separately on the Proposal. The New Sub-Advisory Agreement has the same sub-advisory fee as, and is substantially similar in all other terms to, the prior investment sub-advisory agreement between the Adviser and First Foundation (the “Prior Sub-Advisory Agreement”). As discussed in more detail in the accompanying materials, you are being asked to approve the New Sub-Advisory Agreement because the Transaction constituted a change of control under the 1940 Act which resulted in the automatic termination of the Prior Sub-Advisory Agreement.

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-838-0191.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

The Advisors’ Inner Circle Fund III

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

FIRST FOUNDATION FIXED INCOME FUND

FIRST FOUNDATION TOTAL RETURN FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF JOINT SPECIAL MEETING

TO BE HELD ON JULY 10, 2026

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the First Foundation Fixed Income Fund and the First Foundation Total Return Fund (each a “Fund” and, collectively, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on July 10, 2026, at 11:00 a.m. Eastern time.

At the Meeting, shareholders of record of each Fund as of the close of business on May 8, 2026 (the “Record Date”) will be asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Brookmont Capital Management, LLC, investment adviser to the Funds (the “Adviser”), and First Foundation Advisors, the current sub-adviser to the Funds (the “Proposal”), which will become the Funds’ new sub-advisory agreement if approved by shareholders, and to transact such other business, if any, as may properly come before the Meeting. Shareholders of each Fund will vote separately on the Proposal.

You are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Funds at the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 10, 2026.

The proxy statement is available at www.proxyvote.com.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie

President

The Advisors’ Inner Circle Fund III

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the First Foundation Fixed Income Fund and the First Foundation Total Return Fund (each a “Fund” and, together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”).

QUESTIONS AND ANSWERS

Q. Why am I being asked to approve a new investment sub-advisory agreement with First Foundation?

A. First Foundation Advisors (‘First Foundation” or “Sub-Adviser”) serves as investment sub-adviser to the Funds. On October 27, 2025, FirstSun Capital Bancorp (“FirstSun”) and First Foundation Inc. (“First Foundation Inc.”), the parent company of First Foundation Advisors, announced a definitive all-stock merger pursuant to which First Foundation Inc. would merge with and into FirstSun, with FirstSun continuing as the surviving holding company (the “Transaction”). The Transaction closed as of April 1, 2026. As a result of the Transaction, FirstSun indirectly acquired control of First Foundation Advisors through FirstSun’s acquisition of First Foundation Inc., the parent company of First Foundation Advisors.

At a Joint Special Meeting of Shareholders to be held at the offices of SEI Investments, One Freedom Valley, Oaks, Pennsylvania 19456, on July 10, 2026 at 11:00 a.m. Eastern time (the “Meeting”), shareholders of each Fund will be asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Brookmont Capital Management, LLC, investment adviser to the Funds (the “Adviser”), and First Foundation (the “Proposal”) because the Transaction constituted a change of control under Section 2(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), which resulted in the automatic termination of the prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and First Foundation.

An interim advisory agreement between the Adviser and First Foundation, on behalf of the Funds (the “Interim Sub-Advisory Agreement”) became effective as of the closing of the Transaction on April 1, 2026 (the “Closing Date”), allowing First Foundation to serve as sub-adviser to the Funds for a period of 150 days or until shareholders approve the New Sub-Advisory Agreement, whichever is shorter. The Interim Agreement is discussed in greater detail below.

If the Funds’ shareholders approve the New Sub-Advisory Agreement, First Foundation will serve as the Funds’ investment sub-adviser, under the New Sub-Advisory Agreement, effective upon shareholder approval.

Q. How does the Transaction affect me as a shareholder?

A. No changes to the investment objective(s), principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers of your Fund are expected as a result of the Transaction. You still own the same shares in the same Fund. If the New Sub-Advisory Agreement is approved, First Foundation will continue to provide sub-advisory services to your Fund on substantially similar terms, and at the same sub-advisory fee rate, as First Foundation provided such services under the Prior Sub-Advisory Agreement.

Q. How does the New Sub-Advisory Agreement differ from the Prior Sub-Advisory Agreement?

A. The terms of the New Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement, except with respect to the effectiveness date.

Q. What will happen if Fund shareholders do not approve the Proposal?

A. The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement between the Adviser and First Foundation, which became effective for the Funds on the Closing Date. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement will allow the Funds an additional 150 days to obtain shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, except for the date, term and escrow provisions. If the New Sub-Advisory Agreement is not approved before the Interim Sub-Advisory Agreement expires the Board will take such action as it deems necessary and in the best interests of each Fund and its shareholders, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval or considering other available alternatives.

Q. How does the Board recommend that I vote in connection with the Proposal?

A. After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Sub-Advisory Agreement, subject to the approval of the Fund’s shareholders and the closing of the Transaction, at a meeting held on March 19-20, 2026 (the “Board Meeting”), and recommend that you vote “FOR” the approval of the New Sub-Advisory Agreement. Please see “Board Considerations in Approving the New Sub-Advisory Agreement” in the enclosed proxy statement for more information.

Q. Will my vote make a difference?

A. Yes. Every vote is important, and we encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Funds have retained the proxy communications and solicitation advisory firm EQ Fund Solutions (“EQ”), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by EQ and related costs is approximately $25,129, which will be borne by First Foundation. Representatives of First Foundation may also solicit proxies.

Q. How do I place my vote?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, EQ, at (800) 820-2416. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

FIRST FOUNDATION FIXED INCOME FUND

FIRST FOUNDATION TOTAL RETURN FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Joint Special Meeting of Shareholders of the First Foundation Fixed Income Fund and/or the First Foundation Total Return Fund (each a “Fund” and, collectively, the “Funds”) to be held on July 10, 2026, at 11:00 a.m. Eastern time, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such special joint meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Funds at the close of business on May 8, 2026 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about June 1, 2026.

The Trust currently offers two classes of shares of beneficial interest of each of the Funds (“Shares”): Class A Shares and Class Y Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

First Foundation Fixed Income Fund	Shares Issued and Outstanding
Class A Shares	3,512,776.57
Class Y Shares	2,152,209.22

First Foundation Total Return Fund	Shares Issued and Outstanding
Class A Shares	1,106,372.61
Class Y Shares	1,456,906.13

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

Transaction Background

First Foundation Advisors (“First Foundation”) has served as investment sub-adviser to the Funds since their inception. On October 27, 2025, FirstSun Capital Bancorp (“FirstSun”) and First Foundation Inc. (“First Foundation Inc.”), the parent company of the First Foundation, announced a definitive all-stock merger pursuant to which First Foundation Inc. would merge with and into FirstSun (the “Transaction”), with FirstSun continuing as the surviving holding company. The Transaction closed on April 1, 2026. As a result of the Transaction, FirstSun indirectly acquired control of First Foundation through FirstSun’s acquisition of First Foundation Inc., which constituted “change of control” of First Foundation within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

FirstSun is a bank holding company that provides a range of commercial banking and financial services. First Foundation believes that the Transaction will provide First Foundation with access to additional resources and infrastructure that may enhance its ability to continue providing investment sub-advisory services to the Funds. First Foundation believes the Transaction may provide certain potential benefits to shareholders of the Funds (“Shareholders”), including, among them, the following respects:

• With the potential of increased scale, First Foundation expects the Transaction to enhance its information and data resources, expand its analytical capabilities, and increase functional and investment-related specialization.

• The Transaction is also expected to improve the First Foundation’s leverage with third party vendors, which may reduce the overall cost of certain services over time.

• First Foundation does not expect that the Transaction will result in any material detriments or limitations to the Fund or its Shareholders.

Because the Transaction resulted in a change of control of First Foundation under the 1940 Act, the Transaction constituted an “assignment” of the prior investment sub-advisory agreement between Brookmont Capital Management, LLC (the “Adviser”) and First Foundation (the “Prior Sub-Advisory Agreement”). Section 15(a)(4) of the 1940 Act provides that any assignment of an investment advisory or sub-advisory agreement results in the automatic termination of such agreement. As a result, Shareholders of the Funds are being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and First Foundation (the “Proposal”) to be effective upon Shareholder approval so that First Foundation’s day-to-day management of the Funds’ portfolios may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting of the Board, held on March 19-20, 2026 (the “Board Meeting”), the Board approved the New Sub-Advisory Agreement, to become effective upon Shareholder approval. In addition, the Board, including all of the Trustees who are not parties to the New Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the “Independent Trustees”), unanimously recommended the approval of the New Sub-Advisory Agreement to the Funds’ Shareholders. At the Board Meeting, the Board also approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and First Foundation, which became effective for the Funds as of the Closing Date, under which First Foundation may provide investment sub-advisory services for the Funds for up to 150 days between termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement.

In connection with the Transaction, and at the recommendation of the Adviser and Sub-Adviser, the Board also approved a change to the name of each Fund, to be effective as of June 15, 2026. Consequently, the First Foundation Fixed Income Fund will be renamed the Fundamental Core Fixed Income Fund, and the First Foundation Total Return Fund will be renamed the Fundamental Family Office Allocation Fund, as of June 15, 2026. The rebranding of the Funds in this manner reflects the strategic repositioning of the Funds within the broader FirstSun platform; however, the name changes will not result in any changes to how the Funds are managed. The Funds’ investment objectives, principal investment strategies and investment policies will remain the same.

The Transaction will not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund or Funds. If the New Sub-Advisory Agreement is approved, First Foundation will continue to serve as the Funds’ investment sub-adviser, and none of the Funds’ other service providers have changed in connection with the Transaction. Under the New Sub-Advisory Agreement, First Foundation will provide the same sub-advisory services to the Funds on the same terms as provided under the Prior Sub-Advisory Agreement. The sub-advisory fee rate paid by the Adviser to First Foundation under the Prior Sub-Advisory Agreement will be identical to the sub-advisory fee rate paid by the Adviser to First Foundation under the New Sub-Advisory Agreement.

If the New Sub-Advisory Agreement is not approved by Shareholders or the Interim Sub-Advisory Agreement’s term expires or it is otherwise terminated, and the Board will consider what further action is in the best interests of each Fund and its Shareholders, which may include resubmitting the New Agreement to Shareholders for approval or considering other available alternatives.

Required Vote.

The purpose of this Proxy Statement is to submit the Proposal to a vote of each Fund’s Shareholders pursuant to the requirements of the 1940 Act described below. In general, the 1940 Act requires all new investment advisory and sub-advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to each Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Sub-Advisory Agreement to a vote of the Fund’s Shareholders pursuant to the requirements of the 1940 Act described above.

The approval of the Proposal with respect to any one Fund is not contingent upon the approval by the other Fund. If the Proposal is approved by Shareholders of one or both Funds, it will be implemented by each such Fund. If Shareholders of a Fund do not approve the Proposal for that Fund, the Board will consider such further action as it deems in the best interests of Shareholders of that Fund, which may include resubmitting the Proposal to Shareholders of that Fund for approval or considering other available alternatives. Accordingly, the purpose of this Proxy Statement is to submit the New Sub-Advisory Agreement to a vote of the Funds’ shareholders pursuant to the requirements of the 1940 Act described above.

Description of the Material Terms of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement

Material Terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Prior Sub-Advisory Agreement, dated January 8, 2021, was most recently renewed by the Board for a term of one year on September 11, 2025. The Prior Sub-Advisory Agreement was approved by the Funds’ initial shareholders, when the Funds commenced investment operations.

The New Sub-Advisory Agreement will become effective upon the approval of the Funds’ shareholders. The terms of the New Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement, except with respect to the effective date. Set forth below is a summary of material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Exhibit A. Although the summary of material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Exhibit A, Shareholders should still read the summary below carefully.

The New Sub-Advisory Agreement has the same duration and termination provisions as the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund.

The New Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, (ii) by a vote of the Board or (iii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by the Adviser or by First Foundation, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Sub-Advisory Agreement subjects First Foundation to the same standard of care and liability to which it was subject under the Prior Sub-Advisory Agreement.

Sub-Advisory Fees

The Funds’ sub-advisory fees will not change as a result of the approval of the Proposal. Under the New Sub-Advisory Agreement, the Adviser pays First Foundation sub-advisory fees out of the management fees it receives from the Funds at rates calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund, First Foundation Fixed Income Fund 0.15% and First Foundation Total Return Fund 0.25%. For the Funds’ most recent fiscal year (ended September 30, 2025), under the Prior Sub-Advisory Agreement, the Adviser paid the Sub-Adviser sub-advisory fees as set forth in the table below.

Name of Fund	Contractual Fees Paid
First Foundation Fixed Income Fund	$116,527
First Foundation Total Return Fund	$274,096

Brokerage Policies

The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, authorizes First Foundation to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs First Foundation to seek for the Fund the most favorable execution and net price available under the circumstances. First Foundation may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to First Foundation.

During its most recent fiscal year the Funds did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser.

The Interim Sub-Advisory Agreement.

At the Board Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Interim Sub-Advisory Agreement between the Adviser and First Foundation. The Interim Sub-Advisory Agreement took effect on the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when Shareholders of the Funds approve the New Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Prior Sub-Advisory Agreement, except for certain provisions that are required by law, and the date of the Interim Sub-Advisory Agreement. The provisions required by law include a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an escrow account. If the Funds’ shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Adviser under the Interim Sub-Advisory Agreement will be paid to First Foundation, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to First Foundation.

Information about the Funds’ Investment Adviser and Investment Sub-Adviser

Brookmont Capital Management, LLC, a Delaware limited liability company, is an SEC registered investment adviser, serves as the investment adviser to the Funds. The Adviser’s principal place of business is 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225. The Adviser was established in late 2007 and is owned and controlled by Ethan Powell and Neal Scott. As of March 31, 2026, the Adviser had approximately $1.1 billion in assets under management and assets under administration.

First Foundation Advisors, a Delaware limited liability company located at 18101 Von Karman Avenue, Suite 700, Irvine, California 92612, is responsible for the day-to-day management of the Funds. As of March 31, 2026, the Sub-Adviser had approximately $4.81 billion in assets under management. Prior to the Transaction, First Foundation was a wholly-owned subsidiary of First Foundation Inc. As a result of the Transaction, First Fondation Inc. was merged with and into FirstSun, with FirstSun continuing as the surviving holding company. Consequently, First Foundation is now a wholly-owned subsidiary of FirstSun.

Listed below are the names and titles of each principal executive officer and director of First Foundation. The address of each such individual is 18101 Von Karman Avenue, Suite 700, Irvine, California 92612.

Name	Position with First Foundation
Thomas C. Shafer	Chief Executive Officer and Director
Simone Lagomarsino	President and Director
Robert Roche	Chief Compliance Officer

No officers or directors of the Trust hold positions with First Foundation.

First Foundation does not serve as an investment sub-adviser to any other fund registered under the 1940 Act having a similar investment objective to the Funds.

Section 15(f) of the 1940 Act.

Because the Transaction resulted in a change of control of First Foundation under the 1940 Act resulting in the assignment of the Prior Sub-Advisory Agreement, First Foundation intended for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied:

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). First Foundation has confirmed for the Board that the Transaction will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. First Foundation anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of First Foundation.

Board Considerations in Approving the New Sub-Advisory Agreement

In preparation for the Board Meeting, the Trustees requested that First Foundation furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that First Foundation and other service providers of the Funds presented or submitted to the Board in connection with the Board Meeting and other meetings held in connection with and since the most recent renewal of the Prior Sub-Advisory Agreement, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from First Foundation regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that First Foundation was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by First Foundation under the New Sub-Advisory Agreement; (iii) First Foundation’s operations and financial condition; (iv) First Foundation’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed sub-advisory fee to be paid to First Foundation under the New Sub-Advisory Agreement; (vi) First Foundation’s compliance program; and (vii) First Foundation’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by First Foundation and other service providers of the Funds, approved the New Sub-Advisory Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of the Funds’ officers and management and First Foundation. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by First Foundation after the closing of the Transaction; (ii) the investment performance of the Funds and First Foundation; and (iii) the fees to be paid to First Foundation under the New Sub-Advisory Agreement, as discussed in further detail below. In addition, the Board, in considering the New Sub-Advisory Agreement in the context of the Transaction, relied upon representations from First Foundation that: (a) the Transaction was not expected to affect the nature, quality and extent of services provided to the Funds by First Foundation that are discussed below; (b) First Foundation did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (c) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services to be Provided by First Foundation

In considering the nature, extent and quality of the services to be provided by First Foundation after the closing of the Transaction, the Board reviewed the portfolio management services to be provided by First Foundation to the Funds, including the quality of the continuing portfolio management personnel, the resources available to First Foundation after the consummation of the Transaction and First Foundation’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement and noted that the New Sub-Advisory Agreement has the same sub-advisory fees as, and does not materially differ from the terms of, the Prior Sub-Advisory Agreement. The Trustees also reviewed First Foundation’s proposed investment and risk management approaches for the Funds. The Trustees considered that the Adviser would supervise and monitor the performance of First Foundation. The most recent investment adviser registration form (“Form ADV”) for First Foundation was available to the Board, as was the response of First Foundation to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by First Foundation to the Funds.

The Trustees also considered other services to be provided to the Funds by First Foundation such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by First Foundation under the New Sub-Advisory Agreement would be satisfactory.

Investment Performance of First Foundation

In assessing First Foundation’s investment performance, the Board considered: Fund performance in connection with, and the related discussions led by representatives of First Foundation during, the meeting of the Board at which the Prior Sub-Advisory Agreement was most recently approved; and written reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. The Board also considered written reports provided by First Foundation providing Fund performance over various time periods and outlining current market conditions and explaining First Foundation’s expectations and strategies for the future. Based on this information and First Foundation’s representation that the portfolio managers for the Funds were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that First Foundation had been able to achieve for the Funds were sufficient to support approval of the New Sub-Advisory Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of sub-advisory services, the Board considered that the sub-advisory fees payable to First Foundation under the New Sub-Advisory Agreement would be the same as the sub-advisory fees payable to First Foundation under the Prior Sub-Advisory Agreement. The Trustees also considered that the Adviser, not the Funds, would pay First Foundation pursuant to the New Sub-Advisory Agreement, and had likewise paid First Foundation pursuant to the Prior Sub-Advisory Agreement. The Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by First Foundation.

With respect to profitability and economies of scale, the Board considered First Foundation’s profitability and economies of scale from its management of the Funds when it most recently approved the continuation of the Prior Sub-Advisory Agreement, but determined that such profitability and economies may change as a result of the changes to First Foundation’s ownership structure and operations that will occur as a result of the Transaction. Accordingly, the Trustees did not make any conclusions regarding First Foundation’s profitability, or the extent to which economies of scale would be realized by First Foundation as the assets of the Funds grow under the New Sub-Advisory Agreement, but will do so during future considerations of the New Sub-Advisory Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Sub-Advisory Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Sub-Advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by First Foundation to the Funds under the New Sub-Advisory Agreement and that the appointment of First Foundation and the approval of the New Sub-Advisory Agreement would be in the best interest of the Funds and their Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of First Foundation as investment sub-adviser to the Funds and (b) the New Sub-Advisory Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

• In reaching its determination regarding the approval of the New Sub-Advisory Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

• In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Funds’ administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Expenses Related to the Proposal

All expenses associated with the Proposal, including the expenses of the preparation, printing and mailing of this proxy statement and its enclosures, and of all related solicitations, will be borne by First Foundation. The Funds will not incur any of these expenses.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. As of the Record Date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

First Foundation Fixed Income Fund
Name and Address	Class of Shares	% of Class
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Class A	12.29%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLR JERSEY CITY NJ 07310-1995	Class A	9.02%
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	Class Y	96.17%

First Foundation Total Return Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLR JERSEY CITY NJ 07310-1995	Class A	5.25%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Class A	5.14%
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	Class Y	49.45%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLR JERSEY CITY NJ 07310-1995	Class Y	43.89%

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report dated September 30, 2025, which covers the period from October 1, 2024 to September 30, 2025, or semi-annual report dated March 31, 2025, which covers the period from October 1, 2024 to March 31, 2025, Shareholders may call 800-838-0191 or write to the Funds at First Foundation Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting Authority of the Sub-Adviser

The Sub-Adviser hold holds the power to vote the Fund Shares held by certain Shareholders with which the Sub-Adviser has a separate financial advisory client relationship that have granted the Sub-Adviser proxy voting authority with respect to shares held in such shareholders’ accounts. The Sub-Adviser has determined to vote the Fund shares for which it has proxy voting authority in favor of the Proposal to approve the New Sub-Advisory Agreement, consistent with its written proxy voting procedures and its fiduciary duties to such advisory clients.

As of the Record Date, the Sub-Adviser possessed voting power for approximately the percentage of Shares of each Fund as follows:

Fund	Approximate Share Ownership
First Foundation Fixed Income Fund	33%
First Foundation Total Return Fund	25%

The Sub-Adviser has considered the potential conflict of interest arising from the fact that the Sub-Adviser would continue to receive advisory fees under the New Sub-Advisory Agreement if it is approved. Notwithstanding this conflict, the Adviser intends to vote FOR approval of the New Sub-Advisory Agreement because:

•	the New Sub-Advisory Agreement is identical in all material respects, including the level of advisory fees, to the Prior Sub-Advisory Agreement;
•	approval of the New Sub-Advisory Agreement will provide continuity of advisory services to each Fund without disruption to the Fund’s investment program; and
•	the Sub-Adviser believes that approval of the New Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and does not result in any increase in fees, expenses, or changes to the services provided.

Given this, the Sub-Adviser has determined that voting in favor of the Proposal would be consistent with its fiduciary duties to its advisory clients.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-800-838-0191.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Trust and representatives of First Foundation, who will not be paid for these services, and representatives EQ Fund Solutions (“EQ”), who will be paid for these services. The anticipated costs of EQ’s services and related costs are $25,129. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by First Foundation, not the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Funds holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

The presence at the Meeting of any broker non-votes is not anticipated. Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal. A broker non-vote occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered “nonroutine” for purposes of determining broker-non-votes. Therefore, because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are not expected to be any broker non-votes at the Meeting. Therefore, if you do not provide voting instructions to your broker of record, your shares will not be considered present at the Meeting for purposes of determining whether a quorum is present or for any other purpose. This could make achieving quorum more difficult.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. First Foundation will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

EXHIBIT A

FORM OF NEW

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this [●] day of [●], 2026, by and Brookmont Capital Management (the “Adviser”), a limited liability company with the Adviser’s principal place of business at 2000 McKinney Avenue, Suite 1230, Dallas, Texas 75201 and First Foundation Advisors (the “Sub-Adviser”), a California corporation, with the Sub-Adviser’s principal place of business at 18101 Von Karman Ave., Suite 700, Irvine, California 92612.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (the “Fund”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of December 9, 2020, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1.       The Sub-Adviser’s Services.

(a) Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Sub-Adviser (the “Assets”). In said capacity, the Sub-Adviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Sub-Adviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Sub-Adviser’s business as a registered investment adviser. The Sub-Adviser, in conjunction with the ongoing supervision of the Adviser and oversight by Fund’s Board, also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser, in conjunction with the ongoing supervision of the Adviser and oversight by Fund’s Board, shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

(c)        Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund’s securities to the Sub-Adviser, subject to the ongoing supervision of the Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise the Sub-Adviser’s proxy voting responsibilities. The Sub-Adviser shall carry out said responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Sub-Adviser’s fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports, as may reasonably be requested by the Fund’s Chief Compliance Officer, and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser from time to time reasonably may request, and the Adviser promptly shall forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise the Sub-Adviser’s proxy voting responsibilities.

The Sub-Adviser is authorized to instruct the Fund’s custodian and/or broker(s) promptly to forward to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser also may instruct the Fund’s custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund’s custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser’s discretion, refraining from voting would be in the best interests of the Fund and the Fund’s shareholders.

(d)       Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. Subject to the reasonable direction by, and ongoing supervision of the Adviser, the Sub-Adviser shall provide regular reports regarding the Fund’s holdings, and, on the Sub-Adviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation with Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation with Other Sub-Advisers. In performance of the Sub-Adviser’s duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Sub-Adviser.

2.       Code of Ethics. The Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Sub-Adviser has provided to the Adviser and the Trust. The Sub-Adviser shall reasonably ensure that the Sub-Adviser’s “Access Persons” (as that term is defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Sub-Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by the Fund.

3. Information and Reporting. The Sub-Adviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage the Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Sub-Adviser’s policies, guidelines, or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. In conjunction with the ongoing supervision of the Adviser, upon request, the Sub-Adviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Adviser promptly shall notify the Trust and the Adviser in the event that: (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws; or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Sub-Adviser agrees to make the Sub-Adviser’s records and premises (including the availability of the Sub-Adviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to the Fund or the Sub-Adviser’s conduct of the Sub-Adviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided by the Sub-Adviser to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Sub-Adviser’s management of the Fund.

(c)       Board and Filings Information. The Sub-Adviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Sub-Adviser’s management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser shall make the Sub-Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Sub-Adviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on the Fund and the Sub-Adviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Sub-Adviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Sub-Adviser of the Sub-Adviser’s own responsibilities under this Agreement.

4. Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of the Sub-Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Sub-Adviser. In the selection of these brokers or dealers and the placing of these orders, the Sub-Adviser is directed at all times to seek for the Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Sub-Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s or the Sub-Adviser’s affiliates’ services to other clients.

(c)       Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Sub-Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with the Sub-Adviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)       Affiliated Brokers. The Sub-Adviser or any of the Sub-Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or the Sub-Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Sub-Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6. Allocation of Charges and Expenses. The Sub-Adviser shall bear the Sub-Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7. Representations, Warranties, and Covenants.

(a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser’s investment management operations.

(b)       ADV Disclosure. The Sub-Adviser has provided the Adviser and the Trust with a copy of Part I of the Sub-Adviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Sub-Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Sub-Adviser’s Form ADV with the Commission or updating Part II of the Sub-Adviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Sub-Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading. The Sub-Adviser’s obligation shall only apply to the extent such Disclosure Documents expressly pertain to the role, and Fund management obligations, of the Sub-Adviser, and does not supersede the primary responsibility of the Adviser and the Fund for the initial and ongoing accuracy of the Disclosure Documents.

(d)       Use of the Name “First Foundation” and “FFA”. The Sub-Adviser has the right to use the name “First Foundation” and “FFA” in connection with the Sub-Adviser’s services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “First Foundation” and “FFA” in connection with the management and operation of the Fund until this Agreement is terminated as set forth herein. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Sub-Adviser or the Trust to use the name “First Foundation” and “FFA”.

(e)       Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Sub-Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Sub-Adviser’s insurance policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust with any information that the Sub-Adviser reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Sub-Adviser represents and warrants that the Sub-Adviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Sub-Adviser with respect to the Sub-Adviser’s selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser’s personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser’s fiduciary duties under applicable law.

(h)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.       The Name “First Foundation”. The Sub-Adviser has granted to the Trust and Adviser a license to use the name “First Foundation” (the “Name”) as part of the name of the Fund for the duration of the Management Agreement. The foregoing authorization by the Sub-Adviser to the Trust and Adviser to use the Name as part of the name of the Fund is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Name, and the Adviser agrees to take such action as reasonably may be requested by the Adviser to give full effect to the provisions of this section.

9.       Sub-Adviser’s Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser.

The Sub-Adviser shall be compensated based on the portion of Fund Assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.       Independent Contractor. In the performance of the Sub-Adviser’s duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to the Sub-Adviser’s clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.       Assignment and Amendments. This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Fund, the Trust, the Adviser or the Sub-Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Trust; or

(c)       The Sub-Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)       This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Sub-Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of the Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

13.       Certain Definitions. For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.       Liability of the Sub-Adviser.

(a)       The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund’s Disclosure Documents relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein.

(b)       The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) subject to the adoption and maintenance of policies by the Fund, applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser contained in any Disclosure Document relating to information supplied by Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser’s performance or non-performance of the Sub-Adviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject insofar as such losses, claims, damages, expenses, or liabilities are attributable to an act or omission by an Indemnified Party.

15.       Confidentiality.

(a)       From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)       Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)       Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.       Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.       Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.        Change In the Sub-Adviser’s Ownership. The Sub-Adviser agrees that the Sub-Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser that could: (i) materially impact the services provided by the Sub-Adviser to the Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.       Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

BROOKMONT CAPITAL MANAGEMENT

By:
Name:
Title:

FIRST FOUNDATION ADVISORS

By:
Name:
Title

ACKNOWLEDGED & ACCEPTED BY:

THE ADVISORS’ INNER CIRCLE FUND III

By:
Name:
Title:

SCHEDULE A

Dated [●]

to the

SUB-ADVISORY AGREEMENT

dated [●], between

BROOKMONT CAPITAL MANAGEMENT

and

FIRST FOUNDATION ADVISORS

The Adviser shall pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time in accordance with the following fee schedule:

Fund	Rate
Fixed Income Fund	0.15%
Total Return Fund	0.25%

FIRST FOUNDATION ADVISORS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: 123456789 **Security ID**: 123456789

Shares Held: confidential **Household ID**: 000000

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REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5

SHAREHOLDER'S REGISTRATION PRINTED HERE
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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

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Mail your signed and voted proxy back in the postage paid envelope provided.

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The undersigned hereby appoints Michael Beattie, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, the proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of FIRST FOUNDATION FIXED INCOME FUND* (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456 on July 10, 2026 at 11:00 a.m. Eastern Time, and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 820-2416. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on July 10, 2026. The proxy statement for this meeting is available at:
vote.proxyonline.com/brookmont/docs/2026mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FIRST FOUNDATION FIXED INCOME FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the First Foundation Fixed Income Fund* (the "Fund"), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement between Brookmont Capital Management, LLC, investment adviser to the Fund, and First Foundation Advisors, sub-adviser to the Fund.	○	○	○
2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.			

THANK YOU FOR VOTING

*Effective June 15, 2026, the name of the First Foundation Fixed Income Fund will be changed to the Fundamental Core Fixed Income Fund.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 Security ID: 123456789
Shares Held: confidential Household ID: 000000

VOTE REGISTERED TO:

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SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

To reach an automated touch-tone voting line
(888) 227-9349
To speak with a live representative Monday through Friday 9 AM to 10 PM ET.
(800) 820-2416

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

The undersigned hereby appoints Michael Beattie, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, the proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of FIRST FOUNDATION TOTAL RETURN FUND* (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456 on July 10, 2026 at 11:00 a.m. Eastern Time, and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 820-2416. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on July 10, 2026. The proxy statement for this meeting is available at:
vote.proxyonline.com/brookmont/docs/2026mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FIRST FOUNDATION TOTAL RETURN FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the First Foundation Total Return Fund* (the "Fund"), and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement between Brookmont Capital Management, LLC, investment adviser to the Fund, and First Foundation Advisors, sub-adviser to the Fund.	○	○	○
2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.			

THANK YOU FOR VOTING

*Effective June 15, 2026, the name of the First Foundation Total Return Fund will be changed to the Fundamental Family Office Allocation Fund.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]